UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive proxy statement.

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Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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USA Mutuals All Seasons Fund

USA Mutuals Vice Fund

Each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[March 5], 2025

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to (i) approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust IV (the “Trust”), on behalf of the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund (each a “Fund,” and collectively, the “Funds”), each a series of the Trust, and USA Mutuals Advisors, Inc. (the “Adviser”), the investment adviser to the Funds; and second proposal to (ii) ratify certain advisory fees paid by the Funds to the Adviser. The shareholders of the Funds are being asked to approve the proposal at meeting (the “Meeting”) scheduled to be held at 10:00 a. m., Central Time on April 4, 2025, at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The proposals are required because the former advisory agreement (the “Former Advisory Agreement”) between the Trust and the Adviser automatically terminated on December 18, 2024 as a result of a change in ownership of the Adviser that was caused by the passing of Richard Sapio.

As more fully described in the enclosed proxy statement, the Adviser is a Texas Corporation and headquartered in Dallas, Texas. Paul Strehle, Lance Baker and Andy Chica are the President, Chief Financial Officer and Chief Compliance Officer, respectively (collectively, the “Managing Officers”) of the Adviser. Mr. Strehle is the portfolio manager of each Fund. Each Managing Officer held their respective positions before and after Mr. Sapio’s death and continue to hold their respective positions. At the time of Mr. Sapio’s death, the Adviser was a wholly-owned subsidiary of Mutual Capital Alliance Inc. (“Mutual Capital Alliance”), a holding company, and Mr. Sapio was the majority owner of Mutual Capital Alliance Inc. and Mr. Strehle was a minority owner of the Adviser.

Prior to his death, Messrs. Sapio and Strehle had a mutual understanding that Mr. Strehle and the other Managing Officers would continue to manage the Adviser’s operations after he passed, and Mr. Strehle would continue as the portfolio manager of each Fund. That understanding was memorialized in a stock purchase agreement (“Stock Purchase Agreement”) between Mr. Sapio, on behalf of Mutual Capital Alliance, and Mr. Strehle, which was executed on November 26, 2024 and effective at a later date. On December 18, 2024, Mr. Sapio’s controlling block of Mutual Capital Alliance passed into the estate of Mr. Sapio, resulting in an assignment and termination of the Former Advisory Agreement pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and in accordance with the terms of the Former Advisory Agreement with the Adviser. Upon the effective date of the Stock Purchase Agreement and the sale of Mutual Capital Alliance shares to Mr. Strehle, Mr. Strehle became the majority owner of the Adviser and he and the other Managing Officers continued the day-to-day management of the Adviser.

These events, as noted, resulted in the termination of the Former Advisory Agreement. The Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Interim Advisory Agreement”) at a meeting held on January 14, 2025. The Interim Advisory Agreement became effective on January 14, 2025 and will remain in effect for a period of up to 150 days after the change in ownership that occurred on December 18, 2024. At a meeting held on January 23, 2025, the Board approved the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser subject to shareholder approval. As a result, shareholders of the Funds are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Fund beyond the term of the Interim Advisory Agreement.

Information on the Interim Advisory Agreement, Former Advisory Agreement and New Advisory Agreement is set forth in the enclosed Proxy Statement. In addition, information on the Adviser and its change of ownership is included as well.

It is important to note that, the day-to-day services to the Funds have not and will not change. In addition, no changes are being proposed to the advisory fees charged to the Funds.

We think that these proposals are in the best interest of the shareholders of the Funds. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Funds vote “FOR” the proposals.

Should you have any questions, please feel free to call us at 1-866-264-8783. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Wendy Wang

President

Northern Lights Fund Trust IV

USA Mutuals All Seasons Fund

USA Mutuals Vice Fund

Each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 4, 2025

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust IV (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund (each a “Fund,” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, on April 4, 2025 at 10:00 a.m., Central Time, for the purpose of considering and approving the following proposals:

1.	To approve a new investment advisory agreement by and between the Trust and USA Mutuals Advisors, Inc. (the “New Advisory Agreement”), the interim investment adviser to the Funds. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To ratify certain advisory fee payments made by the Funds to USA Mutuals Advisors, Inc. between December 18, 2024 and January 14, 2025.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 14, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 4, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at vote.proxyonline.com/usamutuals/docs/2025specialmtg.pdf.

By Order of the Board of Trustees

Jennifer Farrell

Secretary

Northern Lights Fund Trust IV

[March 5], 2025

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposals below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.	To approve a new investment advisory agreement by and between the Trust and USA Mutuals Advisors, Inc. (the “New Advisory Agreement”), the interim investment adviser to the Funds. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To ratify certain advisory fee payments made by the Funds to USA Mutuals Advisors, Inc. between December 18, 2024 and January 14, 2025.

Q. Why am I being asked to approve the Proposals?

The proposals are required because the former advisory agreement (the “Former Advisory Agreement”) between the Trust and the USA Mutuals Advisors, Inc. (the “Adviser”) automatically terminated on December 18, 2024 as a result of a change in ownership of the Adviser that was caused by the passing of Richard Sapio.

As more fully described in the enclosed proxy statement, the Adviser is a Texas Corporation and headquartered in Dallas, Texas. Paul Strehle, Lance Baker and Andy Chica are the President, Chief Financial Officer and Chief Compliance Officer, respectively (collectively, the “Managing Officers”) of the Adviser. Mr. Strehle is also the portfolio manager of each Fund. Each Managing Officer held their respective positions before and after Mr. Sapio’s death and continue to hold their respective positions. At the time of Mr. Sapio’s death, the Adviser was a wholly-owned subsidiary of Mutual Capital Alliance, Inc. (“Mutual Capital Alliance”) a holding company and Mr. Sapio was the majority owner of Mutual Capital Alliance and Mr. Strehle was a minority owner of the Adviser.

Prior to his death, Messrs. Sapio and Strehle had a mutual understanding that Mr. Strehle and the other Managing Officers would continue to manage the Adviser’s operations after he passed and Mr. Strehle would continue as the portfolio manager of each Fund. That understanding was memorialized in a stock purchase agreement (the “Stock Purchase Agreement”) between Mr. Sapio, on behalf of Mutual Capital Alliance, and Mr. Strehle, which was executed on November 26, 2024 and effective at a later date. On December 18, 2024, Mr. Sapio’s controlling block of Mutual Capital Alliance passed into the estate of Mr. Sapio, resulting in an assignment and termination of the Former Advisory Agreement pursuant to the 1940 Act and in accordance with the terms of the Former Advisory Agreement with the Adviser. Upon the effective date of the Stock Purchase Agreement and the sale of Mutual Capital Alliance shares to Mr. Strehle, Mr. Strehle became the majority owner of the Adviser and he and the other Managing Officers continued the day-to-day management of the Adviser.

These events, as noted, resulted in the termination of the Former Advisory Agreement. The Board approved an interim advisory agreement (the “Interim Advisory Agreement”) at a meeting held on January 14, 2025. The Interim Advisory Agreement became effective on January 14, 2025 and will remain in effect for a period of up to 150 days after the change in ownership that occurred on December 18, 2024. At a meeting held on January 23, 2025, the Board approved the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser subject to shareholder approval. As a result, shareholders of the Funds are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Fund beyond the term of the Interim Advisory Agreement.

Mr. Strehle has served as the portfolio manager of the Funds since November 2020. Previously, Mr. Strehle was a portfolio manager at Fort Point Capital Partners from 2015 to 2020. Prior to that, Mr. Strehle was a Principal at the Carlyle Group on the quantitative market strategies team. In addition, Mr. Strehle has also been an options trader and portfolio manager at Goldman Sachs and the Hermitage Group. He was also Global Head of Solutions at RTS Realtime Systems (a Bloomberg company) and served on the firm’s management board.

On the effective date of the Stock Purchase Agreement, Mr. Strehle owned 99% of the voting and capital interests of the Adviser and Morgan Sanders, an employee of the Adviser, owned 1% of the voting and capital interests of the Adviser.

As a result of the expiration of the Former Advisory Agreement on December 18, 2024, the Adviser served as the investment adviser to the Funds from December 18, 2024 through January 13, 2025 without an investment advisory agreement approved by the Funds’ shareholders as required by the 1940 Act. Under the Former Advisory Agreement, the Adviser received an annual advisory fee of 0.95%

and 1.75% of the USA Mutuals Vice Fund and USA Mutuals All Seasons Fund, respectively. Accordingly, the total fees, net waivers, paid by the Funds to the Adviser for the period December 18, 2024 through January 13, 2025 was $27,525 and $28,472, for the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund, respectively. These fees paid to the Adviser are currently being held in an escrow account and must be ratified by the Funds’ shareholders.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of either Fund and have the right to vote on these very important proposals concerning your investment.

Q. How will the change in control or approval of the Proposals affect me as a Fund shareholder?

A. The change in control and approval of the proposals are expected to have minimum or no impact on the Funds and their shareholders. This is because neither the Funds nor their investment objectives have changed or will change as a result of the change in control or the approval of the New Advisory Agreement, and you will still own the same shares in the respective Fund. The terms of the New Advisory Agreement are identical to the Former Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Former Advisory Agreement and the Interim Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

The Managing Officers of the Adviser and the portfolio manager of the Funds will remain unchanged. There will be no changes to either Fund’s investment strategies or the investment processes used by the Adviser. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor, and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders, the Interim Advisory Agreement will continue in effect until its expiration and the Board will consider other alternatives, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on January 23, 2025 and the appropriateness of ratification of certain advisory fees paid to the Adviser between December 18, 2024 and January 14, 2025 at a meeting held on January 14, 2025. The Board recommends that you vote FOR both proposals.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by the Funds or their shareholders.

Q. Who is entitled to vote?

A. If you owned shares of either Fund as of the close of business on February 14, 2025 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, on April 4, 2025 at 10:00 a.m., Central Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time.

Proxies submitted by the Internet must be received by 10:00 a.m. Central Time on April 4, 2025 for direct shareholders and 11:59 p.m. on April 4, 2025 for beneficial shareholders.

Q. What vote is required to approve the proposals?

A. Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my votes?

A. Your proxy will be voted in favor of the proposals.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Funds (toll-free) at 1-866-264-8783, or write to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote, please call EQ Fund Solutions LLC, the Funds’ proxy solicitor, at (toll-free) (800) 967-4617.

USA Mutuals All Seasons Fund

USA Mutuals Vice Fund

Each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund (each a “Fund,” and collectively, the “Funds”), each a series of the Trust, at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201 on April 4, 2025 at 10:00 a.m., Central Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Funds to consider and approve the following proposals:

1.	To approve a new investment advisory agreement by and between the Trust and USA Mutuals Advisors, Inc. (the “New Advisory Agreement”), the interim investment adviser to the Funds. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To ratify certain advisory fee payments made by the Funds to USA Mutuals Advisors, Inc. between December 18, 2024 and January 14, 2025.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about [March 5], 2025. Only shareholders of record at the close of business on February 14, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on April 4, 2025:

This proxy statement is available at vote.proxyonline.com/usamutuals/docs/2025specialmtg.pdf, or by contacting the Funds at 1-866-264-8783. To obtain directions to attend the Meeting, please call the Funds at 1-866-264-8783. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) at 1-866-264-8783 or write to:

USA Mutuals All Seasons Fund

USA Mutuals Vice Fund

c/o Ultimus Fund Solutions LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

USA MUTUALS advisors, inc.

Background

The primary purpose of proposal 1 is to approve USA Mutuals Advisors, Inc. (the “Adviser”) to continue to serve as the investment adviser to the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund (each a “Fund,” and collectively, the “Funds”), each a series of Northern Lights Fund Trust IV (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds. The New Advisory Agreement is identical to the Funds’ former investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date that the Funds’ shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the fees paid by the Funds or its shareholders, nor will it change either Fund’s strategy, risks, objective, or portfolio managers.

The proposals are required because the former advisory agreement (the “Former Advisory Agreement”) between the Trust and the Adviser automatically terminated on December 18, 2024 as a result of a change in ownership of the Adviser that was caused by the passing of Richard Sapio.

The Adviser is a Texas Corporation and headquartered in Dallas, Texas. Paul Strehle, Lance Baker and Andy Chica are the President, Chief Financial Officer and Chief Compliance Officer, respectively (collectively, the “Managing Officers”) of the Adviser. Mr. Strehle is also the portfolio manager of each Fund. Each Managing Officer held their respective positions before and after Mr. Sapio’s death and continue to hold their respective positions. At the time of Mr. Sapio’s death, the Adviser was a wholly-owned subsidiary of Mutual Capital Alliance, Inc. (“Mutual Capital Alliance”), a holding company, and Mr. Sapio was the majority owner of Mutual Capital Alliance and Mr. Strehle was a minority owner of the Adviser.

Prior to his death, Messrs. Sapio and Strehle had a mutual understanding that Mr. Strehle and the other Managing Officers would continue to manage the Adviser’s operations after he passed and Mr. Strehle would continue as the portfolio manager of each Fund. That understanding was memorialized in a stock purchase agreement (“Stock Purchase Agreement”) between Mr. Sapio, on behalf of Mutual Capital Alliance, and Mr. Strehle, which was executed on November 26, 2024 and effective at a later date. On December 18, 2024, Mr. Sapio’s controlling block of Mutual Capital Alliance passed into the estate of Mr. Sapio, resulting in an assignment and termination of the Former Advisory Agreement pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and in accordance with the terms of the Former Advisory Agreement with the Adviser. Upon the effective date of the Stock Purchase Agreement and the sale of Mutual Capital Alliance shares to Mr. Strehle, Mr. Strehle became the majority owner of the Adviser and he and the other Managing Officers continued the day-to-day management of the Adviser.

These events, as noted, resulted in the termination of the Former Advisory Agreement. The Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Interim Advisory Agreement”) at a meeting held on January 14, 2025. The Interim Advisory Agreement became effective on January 14, 2025 and will remain in effect for a period of up to 150 days after the change in ownership that occurred on December 18, 2024. At a meeting held on January 23, 2025, the Board approved the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser subject to shareholder approval. As a result, shareholders of the Funds are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Fund beyond the term of the Interim Advisory Agreement.

Mr. Strehle has served as the portfolio manager of the Funds since November 2020. Previously, Mr. Strehle was a portfolio manager at Fort Point Capital Partners from 2015 to 2020. Prior to that, Mr. Strehle was a Principal at the Carlyle Group on the quantitative market strategies team. In addition, Mr. Strehle has also been an options trader and portfolio manager at Goldman Sachs and the Hermitage Group. He was also Global Head of Solutions at RTS Realtime Systems (a Bloomberg company) and served on the firm’s management board.

On the effective date of the Stock Purchase Agreement, Mr. Strehle owned 99% of the voting and capital interests of the Adviser and Morgan Sanders, an employee of the Adviser, owned 1% of the voting and capital interests of the Adviser.

Since December 18, 2024 there have been no changes in either Fund’s investment objectives and strategies. The senior management of the Adviser and the Adviser’s personnel who service the Funds, including the portfolio managers, remains unchanged. Approval of the New Advisory Agreement will not increase the advisory fees paid by either Fund or its shareholders. The effective date of the New Advisory Agreement will be the date it is approved by the Funds’ shareholders. There have been no changes to either Fund’s investment process used by the Adviser. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor, and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Texas corporation with its headquarters located at 700 North Pearl Street, Suite 900, Dallas, TX 75201. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of February 1, 2025, the Adviser had in aggregate approximately $76 million in assets under management.

Since February 1, 2025, Mr. Strehle owns 99% of the voting interest in the Adviser and Morgan Sanders, an employee of the Adviser owns 1% of the voting interest in the Adviser.

The names and titles and principal occupations of the current principal executive officers of the Adviser are set forth below. The address of each is 700 North Pearl Street, Suite 900, Dallas, TX 75201.

Name	Title
Paul Strehle	President and Portfolio Manager
Lance Baker	Chief Financial Officer
Andy Chica	Chief Compliance Officer
Arnold Englander	Director of Research and Portfolio Manager

The Investment Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Former Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee of 0.95% and 1.75% from the USA Mutuals All Seasons Fund’s and USA Mutuals Vice Fund’s, respectively, average daily net assets. For such compensation, the Adviser, at its expense, furnishes a continuing investment program for the Funds, makes investment decisions on behalf of the Funds, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Board may determine. Under the Former Advisory Agreement, the fees, less fees waived or reimbursed by the Adviser, paid to the Adviser for the fiscal year ended March 31, 2024, were $342,146 and $471,148 for the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund, respectively.

As adviser to the Funds, subject to the Board’s oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Funds’ investment policies and guidelines. At the time of this Proxy Statement, the Former Advisory Agreement, dated October 13, 2020, was most recently renewed by the Board at a meeting held on July 26, 2024.

The Former Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to each Fund, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds in accordance with the 1940 Act. The New Advisory Agreement will automatically terminate on its assignment (as such term is used for purposes of the 1940 Act) and is terminable upon notice by the Adviser or the Board on not more than sixty days’ notice.

The form of New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Interim Advisory Agreement

As a result of the change in control occurring prior to shareholder approval of the New Advisory Agreement and the sequence of events described above, it occurred to the Trust that the Funds did not have an investment advisory agreement in place that has been approved by shareholders of the Funds in accordance with the 1940 Act. In order to ensure that the Adviser continues as the Funds’ investment adviser, the Board, all of whom are Independent Trustees, by a vote on January 14, 2025, unanimously approved the Interim Advisory Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act and in accordance with Investment Company Act Rel. No. 33897 (June 19, 2020) with respect to in-person voting requirements. The Interim Advisory Agreement is effective as of January 14, 2025.

The Interim Advisory Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Advisory Agreement has a maximum term of 150 days. Further, the Interim Advisory Agreement provides that, with respect to the Funds, the Board or a majority of the Funds’ outstanding voting securities may terminate the Interim Advisory Agreement with respect to that Fund at any time without penalty on not more than 10 days’ written notice, and that the compensation earned by the Adviser under the Interim Advisory Agreement, and compensation not yet received since December 18, 2024, is being held in an escrow account until the Funds’ shareholders approve the New Advisory Agreement, after which the amount in the escrow account with respect to the Funds, plus any interest, will be paid to the Adviser. If either Fund’s shareholders do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Advisory Agreement or the total amount in the escrow account with respect to the Funds, plus any interest.

The Funds will be managed by the Adviser under the Interim Advisory Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Advisory Agreement has expired (unless the Interim Advisory Agreement is otherwise earlier terminated in accordance with its terms). If the New Advisory Agreement with the Adviser is not approved by the Funds’ shareholders in accordance with the 1940 Act, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds.

Evaluation by the Board of Trustees

At meetings of the Board on January 14, 2025 and January 23, 2025, the Board, all of whom are Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement, respectively, between the Trust, on behalf of the Funds, and the Adviser.

In advance of the January 14, 2025 and January 23, 2025 meetings, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement, respectively. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement and a memorandum prepared by the Independent Trustees’ independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement. The materials also included materials relating to the Adviser (including a memorandum from the Adviser describing the sequence of events, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management, and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund) and other pertinent information. The Board also engaged in conversations directly with representatives of the Adviser at the January 23, 2025 meeting discussing, among other things, the terms, conditions, and expected timeline of events. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote, approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Funds on January 14, 2025 and January 23, 2025, respectively. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and the Adviser and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of the key professionals presently servicing the Funds and expected to continue to service the Funds in the future, noting there had been no changes over the personnel servicing the Funds in the past year. The Board noted that the portfolio managers for the Funds had extensive experience. The Board observed that the Adviser managed the Funds’ investments and conducted investment research and analysis of the Funds. The Board reviewed the measures and controls the Adviser had in place for monitoring and mitigating risk and for ensuring compliance with each Fund’s investment limitations. The Board reviewed the factors considered by the Adviser in selecting broker-dealers for portfolio transactions. The Board noted that the Funds reported no cybersecurity incidents, material compliance issues, regulatory examinations or investigations, or any litigation or administrative actions in the past year. The Board concluded that it could expect the Adviser to continue providing satisfactory service to the Funds and their shareholders.

Performance.

USA Mutuals All Seasons Fund. The Board noted that the Fund underperformed its benchmark index, the S&P 500 Total Return Index, across all periods but outperformed its Morningstar category and peer group medians for the 3-year period ended October 31, 2024 and since inception. The Board further noted that the Fund was in the first quartile of its peer group and Morningstar category in terms of its standard deviation for the 1-year and 3-year periods ended October 31, 2024. The Board reviewed the Adviser’s explanation that the Fund’s underperformance was attributed to a variety of factors including the Fund’s strategy to attempt to provide downside protection The Board concluded that the Fund’s performance was acceptable.

USA Mutuals Vice Fund. The Board observed that the Fund underperformed its benchmark index, the MSCI ACWI Index, the Morningstar category median and peer group median across all periods. The Board considered the Adviser’s assertion that the Fund’s underperformance was attributed in part to the Fund’s exposure to consumer discretionary stocks, which were a drag on performance due to rising inflation during the period. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.

USA Mutuals All Seasons Fund. The Board observed that the Fund’s net expense ratio and advisory fee of 1.97% and 1.75%, respectively, were higher than the peer group and applicable Morningstar category averages and medians. The Board further observed that the Fund’s net expense ratio was lower than the applicable Morningstar category and peer group highs of 2.98%, and the advisory fee was equal to the Morningstar category high. The Board considered the Adviser’s assertion of its costs to actively manage the Fund and that the Fund’s investment strategy required readjustment of portfolio positions frequently. The Board concluded that the advisory fee was not unreasonable.

USA Mutuals Vice Fund. The Board observed that the Fund’s net expense ratio and advisory fee of 1.40% and 0.95%, respectively, were each higher than the applicable Morningstar category and peer group averages and medians, but the net expense ratio was equal to the Morningstar category high and the advisory fee was below the Morningstar category high of 1.25%. The Board considered the Adviser’s assertion that the higher advisory fee and net expense ratio for the Fund was attributed to the active management and expertise required for stock selection of the Fund. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board considered Adviser’s profitability analysis with regard to each of the Funds, noting that the analysis reflected the Adviser operated the USA Mutuals Vice Fund at a loss and earned a modest profit for managing the USA Mutuals All Seasons Fund. The Board concluded that excessive profitability was not an issue for the Adviser at this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Funds. The Board noted that the Adviser perceived no economies of scale with respect to the Funds at the present time but remained willing to consider breakpoints as the assets in Funds continued to grow.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel and trust counsel, the Board, all of whom are Independent Trustees, determined with respect to the Funds that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Advisory Agreement and New Advisory Agreement are not unreasonable; and (c) each of the Interim Advisory Agreement and New Advisory Agreement is in the best interests of each Fund and its shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the Interim Advisory Agreement and New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Because the change in control of the Adviser resulted in the termination (due to a deemed assignment) of the Former Advisory Agreement, the Adviser is relying on the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the events resulting in the change in control (as described above) did not and will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the change in control, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 100% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the change in control.

Accordingly, the Board, all of whom are Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Advisory Agreement.

PROPOSAL 2

RATIFICATION OF CERTAIN ADVISORY FEE PAYMENTS MADE BY THE FUNDS TO USA MUTUALS ADVISORS, INC.

Background

The primary purpose of this proposal 2 is to ratify certain advisory fee payments made by the Funds to the Adviser between December 18, 2024 and January 14, 2025, the date the Board approved the Interim Advisory Agreement between the Adviser and the Trust, on behalf of the Funds. As a result of the expiration of the Former Advisory Agreement on December 18, 2024, the Adviser served as the investment adviser to the Funds from December 18, 2024 through January 13, 2025 without an investment advisory agreement approved by the Funds’ shareholders as required by the 1940 Act. Under the Former Advisory Agreement, the Adviser received an annual advisory fee of 0.95% and 1.75% of the USA Mutuals Vice Fund and USA Mutuals All Seasons Fund, respectively. Accordingly, the total fees paid by the Funds, net waivers, to the Adviser for the period December 18, 2024 through January 13, 2025 was $27,525 and $28,472, for the USA Mutuals All Seasons Fund and USA Mutuals Vice Fund, respectively. These fees paid to the Adviser are currently being held in an escrow account and must be ratified by the Funds’ shareholders.

The ratification of payments to the Adviser for its services as the investment adviser to the Funds between December 18, 2024 to January 14, 2025 will not raise the fees paid by the Funds or the Funds’ shareholders. For any advisory fee payments already received by the Adviser from December 18, 2024 to January 14, 2025, the Adviser will only retain the lesser of the costs incurred by the Adviser in providing the advisory services or the fees received. Any differences will be returned to the Funds. The payments not yet received from January 14, 2025 until shareholders approve the New Advisory Agreement will be held in an interest-bearing escrow account per the terms of the Interim Advisory Agreement and the Adviser will be entitled to receive the lesser of the costs incurred by the Adviser in providing the advisory services (plus interest earned while in escrow) or the total amount in the escrow account (plus interest earned). If the Funds’ shareholders approve the New Advisory Agreement, the Adviser will receive the advisory fee starting on the date on which shareholders approve the New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders ratify certain advisory fee payments made to the Adviser.

Evaluation by the Board of Trustees

At its meeting on January 14, 2025, the Board discussed the appropriateness of ratifying the advisory fees paid under the Former Advisory Agreement between December 18, 2024 to January 14, 2025. The Board recalled that it had previously approved the Former Sub-Advisory Agreement on July 26, 2024, finding it was in the best interest of the Funds’ shareholders to do so. The Board acknowledged that since the termination of the Former Advisory Agreement on December 18, 2024 until January 14, 2025, the date the Interim Advisory Agreement was approved by the Board, the Funds’ shareholders received the advisory services described in the Former Advisory Agreement from the Adviser. The Board determined that it was in the best interest of each Fund’s shareholders to provide continuity of the Funds’ current investment strategies, as implemented by the Adviser. The Board unanimously agreed on the appropriateness to ratify certain advisory fee payments made by the Funds to the Adviser between December 18, 2024 and January 14, 2025, the period the Adviser satisfactorily provided advisory services to the Funds without an investment advisory agreement approved by the Funds’ shareholders.

Accordingly, the Board, all of whom are Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” ratification of certain advisory fee payments made by the Funds to the Adviser.

OTHER INFORMATION

OPERATION OF THE FUND

The Funds are each a diversified series of the Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Funds. Like other series of the Trust, the Funds retain various firms to perform specialized services. The Adviser currently serves as the Funds’ interim investment adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Funds. Ultimus Fund Solutions, LLC, provides the Funds with transfer agent, fund accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended March 31, 2024, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the annual report or semi-annual report, financial statements, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-866-264-8783 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; for ratification of certain advisory fee payments made by the Funds to the Adviser; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows:

USA Mutuals All Seasons Fund

Institutional Class	Class Z*	Total
[ ]	0	[ ]

*	Class Z shares are not currently offered for sale.

USA Mutuals Vice Fund

Institutional Class	Investor Class	Class A	Class C	Total
[ ]	[ ]	[ ]	[ ]	[ ]

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the proposals. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement and ratification of certain advisory fee payments made by the Funds to the Adviser. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the proposals. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power (“broker non-votes”). In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act and will not be treated as present for purposes of determining a quorum. The NYSE considers Proposal 1 and Proposal 2 to be non-routine matters that affects substantially a shareholder’s rights or privileges. As a result, these shares will not be counted for purposes of a vote on Proposal 1 and Proposal 2, quorum or any other purpose.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Funds on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of either Fund.

As the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the Funds:

USA Mutuals All Seasons Fund

Name and Address	Shares	Class	Percentage of Class

USA Mutuals Vice Fund

Name and Address	Shares	Class	Percentage of Class

Shareholders owning more than 25% of the shares of either Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval. [As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date.] As a result, the Trustees and officers as a group are not deemed to control either Fund.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Wendy Wang, Northern Lights Fund Trust IV, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged EQ Fund Solutions LLC (“EQ”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to EQ are approximately between $22,366 and $28,281. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to the Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by calling 1-866-264-8783 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at 1-866-264-8783, or write the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST IV

and

USA MUTUALS ADVISORS, INC.

This AGREEMENT is made as of [               ] between NORTHERN LIGHTS FUND TRUST IV, a Delaware statutory trust (the “Trust”), and USA Mutuals Advisors, Inc., a Texas corporation, (the “Adviser”) located at Plaza of the Americas, 700 North Pearl Street, Suite 900, Dallas, TX 7520.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1 Investment Advisory Services. Subject to the oversight of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments. The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the assets of the Funds’ portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Funds, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds.

Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Funds in one or more investment companies.

The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Funds’ portfolio transactions provided herein.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Funds to their shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.	Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Funds. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to each Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the 1940 Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.	Proxy Voting

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.	Records

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.	Reports to Adviser

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.	Reports to the Trust

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.	Code of Ethics

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually or as more frequently requested by the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9.	Retention of Sub-Adviser

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.	Services to Other Clients

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.	Limitation of Liability of Adviser and its Personnel

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Funds may have under federal securities laws.

12.	Effect of Agreement

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to the Governing Documents or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.	Term of Agreement

With respect to each Fund, the term of this Agreement shall begin on the date of this Agreement as written first above, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.	Amendment and Assignment of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law including the 1940 Act. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.	Termination of Agreement

Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)       By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Adviser;

(ii)       By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii) By the Adviser upon 60 days’ written notice to the Trust.

16.	Declaration of Trust

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any fund under the Declaration of Trust are separate and distinct from those of any and all other funds. The Adviser further understands and agrees that no fund of the Trust shall be liable for any claims against any other fund of the Trust and that the Adviser must look solely to the assets of the pertinent fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that fund.

17.	Confidentiality

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

18.	Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

19.	Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	Notices.

Except as otherwise provided herein, all communications hereunder shall be in writing and shall be delivered by mail, hand delivery or courier, or sent by telecopier or electronically to the requisite party, at its address as specified by such party.

20.	Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

21.	Execution in Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST IV

By:

Name: Wendy Wang

Title: President

USA Mutuals Advisors, Inc.

By:

Name:

Title:

NORTHERN LIGHTS FUND TRUST IV

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
USA Mutuals Vice Fund	0.95%
USA Mutuals All Seasons Fund	1.75%

Appendix B

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

USA Mutuals All Seasons Fund

a series of Northern Lights Fund Trust IV

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 4, 2025

The undersigned, revoking prior proxies, hereby appoints (names of undersigned), and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of USA Mutuals All Seasons Fund (the “Fund”) to be held at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201 on April 4, 2025 at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-4617. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 4, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/usamutuals/docs/2025specialmtg.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

USA Mutuals All Seasons Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●
		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Trust and USA Mutuals Advisors, Inc. (the “New Advisory Agreement”), the interim investment adviser to the Funds. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	○	○	○

2.	To ratify certain advisory fee payments made by the Funds to USA Mutuals Advisors, Inc. between December 18, 2024 and January 14, 2025.	○	○	○

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

USA Mutuals Vice Fund

a series of Northern Lights Fund Trust IV

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 4, 2025

The undersigned, revoking prior proxies, hereby appoints (names of undersigned), and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of USA Mutuals Vice Fund (the “Fund”) to be held at the offices of USA Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201 on April 4, 2025 at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-4617. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 4, 2025. The proxy statement for this meeting is available at:

vote.proxyonline.com/usamutuals/docs/2025specialmtg.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

USA Mutuals Vice Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●
		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Trust and USA Mutuals Advisors, Inc. (the “New Advisory Agreement”), the interim investment adviser to the Funds. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	○	○	○

2.	To ratify certain advisory fee payments made by the Funds to USA Mutuals Advisors, Inc. between December 18, 2024 and January 14, 2025.	○	○	○

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]